                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant      /X/

Filed by a Party other than the Registrant      / /

Check the appropriate box:

/ /   Preliminary Proxy Statement

/ / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2))

/X/   Definitive Proxy Statement

/ /   Definitive Additional Materials

/ /   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                                 CMG FUND TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/   No fee required

/ /   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)(2)
      of Schedule 14A

/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      1)    Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------

      2)    Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------

      4)    Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------

      5)    Total fee paid:

      --------------------------------------------------------------------------

/ /   Fee paid previously with preliminary materials.

/ /   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)        Amount Previously Paid:

      --------------------------------------------------------------------------

           2)        Form, Schedule or Registration Statement No.:

      --------------------------------------------------------------------------

           3)        Filing Party:

      --------------------------------------------------------------------------

           4)        Date Filed:
                                ------------------------------------------------

                 IMPORTANT NEWS FOR CMG FUND TRUST SHAREHOLDERS

Dear CMG Fund Trust Shareholder,

The CMG Fund Trust (the "Trust") will hold a special meeting of shareholders on October 7, 2003 at 10:30 a.m. (Pacific Coast Time). At this meeting, you will be asked to vote on a proposal regarding the Trust. The proposal is to elect nine new trustees and three of the incumbent trustees of the boards of the Trust. Because of the retirement of two members of the Board of Trustees of the Trust (the "Board"), the increase in size and complexity of the Trust and the increase in responsibility of fund directors generally imposed by recent legislative and regulatory actions, the Board believes it is appropriate to increase the size of the Board. To facilitate the expansion, the trustees are proposing that the Board be combined with the Liberty Funds boards. The Liberty Funds are a fund complex advised by the same investment adviser that advises the portfolios of the Trust, Columbia Management Advisors, Inc. Two of the Trust's trustees, Mr. Simpson and Mr. Woolworth, will be joining the Liberty Funds' board of trustees; one current Trust trustee, Dr. Nelson, is already a Liberty Funds board member. The combination would add to the Board the expertise and experience of nine new directors, would allow the Board to appoint specialized committees and may reduce certain costs associated with maintaining the Board.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

This special meeting will be held at the Portland Art Museum's Whitsell Auditorium (located at SW Park and SW Madison, Portland, Oregon). It is very important that you vote your shares at your earliest convenience. The Trust has retained the services of Georgeson Shareholder Communications, Inc. to assist shareholders with the voting process. As we get closer to October 7th, shareholders who have not yet voted may receive a call from Georgeson Shareholder Communications reminding them to vote.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP THE TRUST AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

If you have any questions regarding the Proxy Statement, please call Georgeson Shareholder Communications at (866) 238-4083.

We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,

-s- Jeff B. Curtis

JEFF B. CURTIS
President
                                                                SHC-60/004P-0803

                                     Q & A
        VOTING THE PROPOSAL UNDER THE CMG FUND TRUST PROXY SOLICITATION

The following questions and answers provide an overview of the key features of the proposals and of the information contained in this Proxy Statement. Please review the full Proxy Statement prior to casting your vote.

1.  WHAT IS BEING PROPOSED?

PROPOSAL NO. 1: The Board of Trustees (the "Board") of the CMG Fund Trust (the "Trust") is proposing the election of nine new trustees as well as three of the incumbent trustees of the Trust's Board.

2.  WHY IS THE ELECTION OF TRUSTEES BEING PROPOSED?

The Board currently has four trustees (Messrs. James C. George, Patrick J. Simpson and Richard L. Woolworth and Dr. Charles R. Nelson). Pursuant to the Board's retirement policy, Mr. George is required to retire from the Board after the regular meeting scheduled to be held in July 2004. Mr. George has agreed, however, to resign as a trustee of the Trust upon election of the new nominees for trustee.

Due to the size and complexity of the Trust, and an increase in the responsibilities of fund trustees generally, the Board believes it is appropriate to increase the size of the Board. The expansion would be accomplished by electing to the Board the current trustees of the Liberty Funds, a fund group also advised by Columbia Management Advisors, the Trust's adviser. The new trustees would, among other things, add to the Board's experience in evaluating distribution and consolidation issues that are of importance to the Trust. Two of the Trust's trustees, Mr. Simpson and Mr. Woolworth, will be joining the Liberty Funds' board of trustees; one, Dr. Nelson, is already a Liberty Funds trustee. In addition, by expanding the Board, the trustees will have the flexibility to appoint special committees to focus on specific matters. The combined Board may also reduce the trustees' and legal fees paid by the Trust.

Please review the Proposal No. 1 section of this Proxy Statement for more information.

3.  HOW MANY VOTES ARE REQUIRED TO ELECT THE NEW TRUSTEES?

If a quorum of shareholders is present at the Special Meeting, the 12 nominees who receive the greatest number of votes cast at the meeting will be elected trustees. Please note that if you send in a signed proxy card but you give no voting instructions, your shares will be voted "FOR" the nominees proposed by the Board.

The Trust's Board recommends that you vote "FOR" the election of each of the nominees under proposal 1.

4.  WHY SHOULD I VOTE ON THESE PROPOSALS?

As part owner of the Trust, it is important that you are represented in the voting. For this reason, the services of a professional proxy solicitor have been retained to contact all Trust shareholders. If we do not receive a proxy from you, it is possible that you will receive a call or letter from our solicitor requesting you to vote.

5.  HAS THE BOARD OF TRUSTEES APPROVED THIS PROPOSAL?

Yes, the Board has reviewed the proposal and unanimously recommends that you vote "FOR" for the proposal before you.

                           CMG STRATEGIC EQUITY FUND
                             CMG SMALL/MID CAP FUND
                          CMG INTERNATIONAL STOCK FUND
                               CMG SMALL CAP FUND
                            CMG SHORT TERM BOND FUND
                        CMG FIXED INCOME SECURITIES FUND
                              CMG HIGH YIELD FUND
                           CMG ENHANCED S&P 500 FUND
                            CMG SMALL CAP VALUE FUND
                           CMG SMALL CAP GROWTH FUND
                             CMG MID CAP VALUE FUND
                            CMG MID CAP GROWTH FUND

                         ------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         ------------------------------

To the Shareholders:

Notice is given that CMG Fund Trust (the "Trust") will hold a special meeting of shareholders (the "Special Meeting") of CMG Strategic Equity Fund, CMG Small Cap Fund, CMG Small/Mid Cap Fund, CMG International Stock Fund, CMG Short Term Bond Fund, CMG High Yield Fund, CMG Fixed Income Securities Fund, CMG Enhanced S&P 500 Fund, CMG Small Cap Value Fund, CMG Small Cap Growth Fund, CMG Mid Cap Value Fund and CMG Mid Cap Growth Fund (each a "Fund" and together the "Funds") at the Portland Art Museum's Whitsell Auditorium (located at SW Park and SW Madison, Portland, Oregon) on October 7, 2003 at 10:30 a.m., Pacific Time, for the following purposes:

1.  Election of Trustees. To elect a Board of Trustees of the Trust.

2. Other Business. To transact any other business that properly comes before the Special Meeting or any adjournment or adjournments thereof.

Shareholders of record at the close of business on August 21, 2003 are entitled to receive notice of and to vote at the Trust's Special Meeting and any adjournment thereof.

                                     By Order of the Board of Trustees

                                     -s- MARK A. WENTZIEN
                                     Mark A. Wentzien
                                     Secretary

August 27, 2003
Portland, Oregon

                             YOUR VOTE IS IMPORTANT

YOU WILL RECEIVE A PROXY CARD. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES AND "FOR" THE PROPOSAL.

                     INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy cards properly.

1.  INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name on the proxy card. For example:

REGISTRATION                               VALID SIGNATURE
------------                           ------------------------
CORPORATE ACCOUNTS
(1) ABC Corp. ......................   John Doe, Treasurer
(2) ABC Corp.
   c/o John Doe, Treasurer..........   John Doe,Treasurer
(3) ABC Corp. Profit Sharing Plan...   John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust.......................   Jane Doe, Trustee
(2) Jane Doe, Trustee
   u/t/d 12/28/78...................   Jane Doe
CUSTODIAL OR ESTATE ACCOUNTS
(1) John Smith, Cust
   f/b/o John Smith, Jr. UGMA.......   John Smith
(2) John Smith Jr. .................   John Smith Jr., Executor

                           CMG STRATEGIC EQUITY FUND
                             CMG SMALL/MID CAP FUND
                          CMG INTERNATIONAL STOCK FUND
                               CMG SMALL CAP FUND
                            CMG SHORT TERM BOND FUND
                        CMG FIXED INCOME SECURITIES FUND
                              CMG HIGH YIELD FUND
                           CMG ENHANCED S&P 500 FUND
                            CMG SMALL CAP VALUE FUND
                           CMG SMALL CAP GROWTH FUND
                             CMG MID CAP VALUE FUND
                            CMG MID CAP GROWTH FUND

                         ------------------------------
                                PROXY STATEMENT
                         ------------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 7, 2003

This Proxy Statement and form of proxy enclosed are furnished in connection with a solicitation of proxies by the Board of Trustees of CMG Fund Trust (the "Trust") to be voted at the special meeting of shareholders (the "Special Meeting") of CMG Strategic Equity Fund, CMG Small Cap Fund, CMG Small/Mid Cap Fund, CMG International Stock Fund, CMG Short Term Bond Fund, CMG High Yield Fund, CMG Fixed Income Securities Fund, CMG Enhanced S&P 500 Fund, CMG Small Cap Value Fund, CMG Small Cap Growth Fund, CMG Mid Cap Value Fund and CMG Mid Cap Growth Fund (each a "Fund" and collectively the "Funds"), to be held on October 7, 2003 at 10:30 a.m., at the Portland Art Museum's Whitsell Auditorium (located at SW Park and SW Madison, Portland, Oregon), for the purposes set forth in the accompanying Notice of Special Meetings of Shareholders.

The Trust is a registered open-end, management investment company under the Investment Company Act of 1940 (the "40 Act") and is organized as an Oregon business trust. The Trust is comprised of the Funds, all of which are the subject of this Proxy Statement. Each Fund is a separate series of the Trust. Within the Trust, there are 20 separate series of which only the Funds are operational as of the date of this Proxy Statement.

If the enclosed proxy card[s] is[are] properly executed and returned in time to be voted at the Special Meeting, the proxies named in the proxy card[s] will vote the shares represented by the proxy in accordance with the instructions marked on the proxy cards. Executed proxies that are unmarked will be voted for approval of the proposals described in this Proxy Statement.

This Proxy Statement and the related Notice of Special Meeting are expected to be first mailed to shareholders of record on or about August 29, 2003. The principal executive offices of the Trust are located at 1300 SW Sixth Avenue, Portland, Oregon 97201-5601. Copies of the Funds' most recent Annual and Semi-Annual Reports are available upon request, without charge, by (i) writing to the Trust at Columbia Financial Center, P.O. Box 1350, Portland, Oregon 97207-1350, (ii) calling toll free 1-800-547-1037, or (iii) visiting the Securities and Exchange Commission's Web site at www.sec.gov.

                       PROPOSALS APPLICABLE TO EACH FUND

The following table summarizes the proposals applicable to each Fund:

PROPOSAL #   PROPOSAL DESCRIPTION      APPLICABLE FUND(S)     PAGE
----------  ----------------------   ----------------------   ----
    1.      To elect as trustees     All                         5
            the nominees presented
            in Proposal 1

                       SHARES ENTITLED TO VOTE AND QUORUM

The holders of record of shares (the "Shareholders") of each Fund as of the close of business on August 21, 2003, the record date for the determination of Shareholders entitled to notice of and to vote at the Special Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for each fractional share. The table below sets forth the number of shares outstanding for each Fund as of the Record Date.

                                                   NUMBER OF SHARES
NAME OF FUND                                         OUTSTANDING
------------                                       ----------------
CMG Strategic Equity Fund                           33,408,156.752
CMG Small/Mid Cap Fund                               8,695,570.561
CMG Small Cap Fund                                  63,689,825.813

                                                   NUMBER OF SHARES
NAME OF FUND                                         OUTSTANDING
------------                                       ----------------
CMG International Stock Fund                         6,133,284.811
CMG Short Term Bond Fund                             9,926,647.739
CMG Fixed Income Securities Fund                     3,096,717.747
CMG High Yield Fund                                 53,556,305.316
CMG Enhanced S&P 500 Fund                            1,037,405.608
CMG Small Cap Value Fund                             2,259,496.814
CMG Small Cap Growth Fund                            1,854,227.585
CMG Mid Cap Value Fund                                 417,411.688
CMG Mid Cap Growth Fund                                350,712.674

A quorum for the conduct of business at the Special Meeting requires the presence, in person or by proxy, of holders of 30 percent of the outstanding shares of the Trust. If a quorum to transact business or the vote required to approve any proposal described in this Proxy Statement is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting for a total of not more than 120 days in the aggregate to obtain a quorum or to permit further solicitation of proxies. Any such adjournment may be approved by the affirmative vote of the holders of a majority of shares of all Funds (voting together as a single group) present in person or by proxy at the Special Meeting, even though less than a quorum. The persons named as proxies will vote the shares represented by the proxy upon such proposal as determined in their discretion.

If a proxy is properly executed and returned and includes instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have a discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" any proposal or adjournment to permit further solicitation of proxies.

Shareholders can vote by marking the enclosed proxy card(s) and returning the card(s) in the postage-paid envelope or by following the instructions on the enclosed voter instruction insert. Any Shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise:

    - By written notice of the proxy's revocation to Mark A. Wentzien, Secretary of the Trust, at the above address prior to the Special Meeting;

    - By the subsequent execution and return of another proxy prior to the Special Meeting; or

    - By voting in person at the Special Meeting and giving oral notice of revocation to the Chairman of the Special Meeting.

A Shareholder who attends the Special Meeting, however, is not required to revoke the proxy and vote in person. Each valid, unrevoked proxy will be voted at the Special Meeting in accordance with the instructions given in the proxy. If no instructions are given, shares represented by the proxy will be voted for the nominees for trustee named in this Proxy Statement.

                       PRINCIPAL SHAREHOLDERS AND SHARES
                               HELD BY MANAGEMENT

Attached as Exhibit A is a list of all persons known by the Trust to be the record or beneficial owners of 5% or more of the outstanding shares of any Fund in the Trust as of the Record Date. Exhibit A also shows the number of shares of each Fund in the Trust owned by each trustee and nominee and by all trustees, nominees and officers of the Trust as a group as of the Record Date.

                            SOLICITATION OF PROXIES

Columbia Management Advisors, Inc. (the "Adviser"), located at 1301 SW Fifth Avenue, Portland, Oregon 97201, serves as the investment adviser for each of the Funds.

In addition to solicitations of proxies by mail, proxies may be solicited by officers and employees of the Adviser, personally or by telephone or electronically, without additional compensation. Copies of solicitation materials will be furnished to fiduciaries, custodians, and brokerage houses for forwarding to beneficial owners of the shares held in their names. In addition, the Trust has hired an unaffiliated proxy solicitor, Georgeson Shareholder Communications, Inc. ("Georgeson"), to assist in the solicitation of proxies. The estimated cost of Georgeson's services to the Trust will be $3,750. All costs of printing and mailing proxy materials and the costs and expenses of holding the Special Meeting, including all amounts paid to Georgeson, will be paid one-half by the Trust and one-half by the Adviser.

PROPOSAL NO. 1:  TO ELECT TRUSTEES OF THE TRUST

The first proposal to be considered at the Special Meeting is the election of trustees of each Fund. The purpose of the proposal is to elect nine new trustees, as well as three of the incumbent trustees, to the Trust's Board of Trustees (the "Board"). None of the nominees listed below, except for Messrs. Patrick J. Simpson and Richard L. Woolworth and Dr. Charles R. Nelson, now serves as a trustee of any Fund. Each of the incumbent trustees was previously elected to the Boards by the shareholders and currently oversees the 12 portfolios of the Trust and the 15 Columbia funds (the "Columbia Funds"). The Adviser also serves as the investment adviser for each of the Columbia Funds. Each of Dr. Nelson and the proposed nine new trustees now serve on the boards of trustees of the approximately 85 funds and portfolios of the Liberty Funds managed by the Adviser, or affiliates of the Adviser (the "Liberty Funds").

The Board currently has four trustees. Under the Board retirement policy, each trustee of the Trust must agree to resign as of the end of the first regular Board meeting following the trustee's 72nd birthday. Pursuant to this policy, Mr. J. Jerry Inskeep, Jr. resigned from the Board on April 30, 2003, and Mr. James C. George is required to resign from the Board after the regular Board meeting currently scheduled to be held in July 2004. As a result, absent further action, the number of trustees on the Board will be reduced to three by July 2004.

The Board believes that it would be appropriate to replace the two retiring trustees. In addition, because of the increase in size and complexity of the Trust over the past year and because of the increase in the responsibilities of fund trustees generally imposed by recent legislative and regulatory actions, the Board believes that it would be appropriate to augment the size of the Board. The Board recognizes that the identification, recruitment and assimilation of additional qualified trustees would likely take significant time and require an increase in the trustees' current compensation levels.

To facilitate the expansion of the Board, the Adviser has suggested that the members of the Board be combined with those of the Liberty Funds boards. The combination would be accomplished by electing the nine members of the Liberty Funds boards to the Trust's board of trustees (and the boards of directors of each of the Columbia Funds) and appointing Messrs. Simpson and Woolworth to the Liberty Funds boards. The end result would be to have the same members serve on each of the several boards of the Trust, the Columbia Funds and the Liberty Funds. Mr. George would resign from the Board upon the election of the nominees at the Special Meeting.

The proposed combination would permit the boards of the Trust and the Liberty Funds to meet concurrently and to develop uniform policies and procedures. The nine new trustees would add to the Board their expertise and the experience they have gained from serving on the boards of the Liberty Funds. Although the combined board would have more funds to oversee, the larger boards would have the flexibility to appoint special committees to focus on specific matters. For example, it is anticipated that the combined boards would delegate certain responsibilities to separate audit, governance, contracts and investments committees. Additionally, combining the boards may result in economies of scale, reducing certain fixed costs associated with the Boards. Accordingly, it is expected that the combined boards would require only one independent counsel and that based on current asset levels and compensation schedules, each Fund's share of the compensation paid to the directors and trustees of the combined boards would be lower than the compensation that would be payable to the trustees of the Trust if there were no combination and only three new trustees were added to replace the retiring trustees.

Following the board combination, the nine new trustees would represent 75% of the Board. Since Board action normally requires a majority vote, the new nominees would effectively control the Board. Matters on which fund boards typically vote include changes to the adviser and the advisory contract, agreements with the transfer agent, custodian, administrator and other service providers, appointment of independent auditors and counsel, adoption of investment and other policies, and approval of fund mergers. Although Messrs. Simpson and Woolworth and Dr. Nelson would continue as members of the combined boards, they would no longer be able to carry the vote on any of these or other matters. The new trustees would have the same fiduciary duty to the

Trust's shareholders as the continuing members, and approval of certain of the matters described above would require separate shareholder approval. In addition, all but two of the nine new trustee nominees are considered independent or "disinterested" under the 1940 Act, as are the Trust's three incumbent trustees. It is expected that the officers of the Liberty Funds will be appointed as officers of the Trust following the board combination. See "Executive Officers of the Funds."

To provide certain assurances to the shareholders of the Trust, Columbia Management Group ("CMG"), the parent of the Adviser, has represented to the Trust, among other things, that:

- there will be no material change in the investment management, distribution, administrative or shareholder services provided to the Trust as a direct result of the proposed combination, without prior discussion with the Board;

- CMG will not propose any increase in fee schedules for contracts between the Funds and CMG or any of its affiliates for a period of two years from the date of completion of the proposed combination;

- there are no pending or threatened claims against the Liberty Funds or their trustees or officers with respect to the activities or operations of the Liberty Funds;

- CMG has provided the Board with all information reasonably necessary for the Board to evaluate the combination;

- this Proxy Statement complies with all requirements of the proxy rules, does not contain any statement that is false or misleading with respect to any material fact and does not omit to state any material fact necessary to make the statements herein not false or misleading; and

- CMG will indemnify and hold harmless the Trust and the members of the Board and their agents against any liability or expense incurred by them arising out of any misstatement or omission in any information provided by CMG, or breach of any of CMG's representations or warranties, in connection with the consideration of the combination by the Board and the shareholders of the Trust.

In addition, the Adviser has committed to pay one-half of the costs related to the solicitation of proxies and the Special Meeting.

When the combination is completed, Mr. George has agreed to resign. The Adviser has committed to make an early retirement payment to Mr. George that is equivalent to the fees he would have received as a member of the combined boards prior to his scheduled retirement in July 2004. After the combination, the trustees of the Trust will receive compensation for their services as directors and trustees of the Trust, the Columbia Funds and the Liberty Funds. The compensation of Messrs. Woolworth and Simpson will increase as a result of the combination. The compensation for Dr. Nelson will decrease. See "Compensation of Directors."

The Board met in person or by telephone on nine occasions from January 30, 2003 to August 19, 2003 to discuss the proposed consolidation. A special committee of the Board comprised of Messrs. Simpson and Woolworth also met in person with members of the Liberty Funds boards on May 6 and 7, 2003 and August 12 and 13, 2003. On the basis of these and other meetings and the information and representations provided by the Adviser and CMG, the Board unanimously approved the combination and determined to recommend the combination to the shareholders of the Trust.

The 1940 Act generally provides that at all times a majority of trustees of the Trust must be elected by shareholders and that new trustees cannot be elected by a board of trustees to fill vacancies unless, after the election, two-thirds of the trustees have been elected by shareholders. To assure compliance with the two-thirds requirement of the 1940 Act, shareholders are being asked to elect the three incumbent trustees and the nine new nominees.

Each of the nominees has agreed to serve if elected. If a nominee declines to serve before the meeting or otherwise becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee. If elected, the nominees will hold office until the next meeting of shareholders at which trustees are elected and until their successors are elected and qualified.

As permitted under Oregon law, the Trust is not required to hold, and does not anticipate holding, annual meetings. Thus, the trustees will be elected for indefinite terms. Any trustee may resign, however, and any trustee may be removed at any meeting of shareholders called for that purpose by at least a majority of the votes entitled to be cast for the election of trustees. If a vacancy exists for any reason, the remaining trustees may fill the vacancy by electing another trustee so long as two-thirds of the trustees have been elected by shareholders. If at any time less than a majority of the trustees holding office have been elected by shareholders, the trustees then in office will call a shareholders' meeting within 60 days for the purpose of electing trustees. As a condition to election as a trustee, in accordance with the Board's retirement policy, each nominee will be required to submit in writing a resignation as a trustee that becomes effective as of the adjournment of the first regularly scheduled meeting of the trustees following the trustee's 72nd birthday.

The Board met five times during 2002. Each incumbent trustee attended all of these meetings other than Dr. Nelson, who was not elected to the Board until January 2003. The Board has three standing committees composed exclusively of all the Trust's disinterested trustees, the Audit Committee, the Compensation Committee and the Nominating Committee.

The Audit Committee considers and engages, on an annual basis, the independent auditors for each of the Funds, reviews with management and the independent auditors the financial statements included in the Fund's Annual Report to Shareholders, and generally oversees the audit process. The Audit Committee held one meeting in 2002. The Compensation Committee is responsible for determining trustee compensation. The Compensation Committee held one meeting in 2002. The Nominating Committee is responsible for selecting and nominating candidates for election to serve as trustees. The Nominating Committee held one meeting in 2002 and will not consider nominees recommended by shareholders of Funds in the Trust.

Set forth below are the 12 nominees for election as trustees of the Trust (the "Nominees"), together with information about them. Other trusteeships include positions of trustee or director of companies that are required to file reports with the Securities and Exchange Commission (the "SEC"), other than registered investment companies in the fund complex, which consists of the Columbia Funds, the Liberty Funds and all other registered funds managed by the Adviser and its affiliates (the "Fund Complex").

DISINTERESTED TRUSTEES OR NOMINEES

                                                                          NUMBER OF
                                                                         PORTFOLIOS
                                                                           IN FUND
                                       TERM OF                             COMPLEX         OTHER
                       POSITION(S)    OFFICE AND         PRINCIPAL       OVERSEEN BY   DIRECTORSHIPS
NAME, ADDRESS           HELD WITH     LENGTH OF        OCCUPATION(S)     TRUSTEE OR       HELD BY
AND AGE                   FUNDS      TIME SERVED*   DURING PAST 5 YEARS    NOMINEE      TRUSTEE***
-------------          -----------   ------------   -------------------  -----------   -------------
Douglas A. Hacker(1)    New              N/A        Executive Vice           112       None
P.O. Box 66100          Nominee                     President --
Chicago, IL 60666                                   Strategy of United
(47 years old)                                      Airlines (airline)
                                                    since December 2002
                                                    (formerly President
                                                    of UAL Loyalty
                                                    Services from
                                                    September 2001 to
                                                    December 2002;
                                                    Executive Vice
                                                    President and Chief
                                                    Financial Officer
                                                    from July 1999 to
                                                    September 2001, and
                                                    Senior Vice
                                                    President and Chief
                                                    Financial Officer
                                                    from July 1994 to
                                                    July 1999 of United
                                                    Airlines).
Janet Langford          New              N/A        Executive Vice           112       None
Kelly(1)                Nominee                     President --
One Kellogg Square                                  Corporate
Battle Creek, MI                                    Development and
49016                                               Administration,
(45 years old)                                      General Counsel and
                                                    Secretary, Kellogg
                                                    Company (food
                                                    manufacturer) since
                                                    September 1999;
                                                    (formerly Senior
                                                    Vice President,
                                                    Secretary and
                                                    General Counsel,
                                                    Sara Lee
                                                    Corporation
                                                    (branded, packaged,
                                                    consumer-products
                                                    manufacturer) from
                                                    January 1995 to
                                                    September 1999).

                                                                          NUMBER OF
                                                                         PORTFOLIOS
                                                                           IN FUND
                                       TERM OF                             COMPLEX         OTHER
                       POSITION(S)    OFFICE AND         PRINCIPAL       OVERSEEN BY   DIRECTORSHIPS
NAME, ADDRESS           HELD WITH     LENGTH OF        OCCUPATION(S)     TRUSTEE OR       HELD BY
AND AGE                   FUNDS      TIME SERVED*   DURING PAST 5 YEARS    NOMINEE      TRUSTEE***
-------------          -----------   ------------   -------------------  -----------   -------------
Richard L.              New              N/A        Private investor         114       None
Lowry(1)(2)             Nominee                     since August 1987
10701 Charleston Dr.                                (formerly Chairman
Vero Beach, FL 32963                                and Chief Executive
(67 years old)                                      Officer, U.S.
                                                    Plywood Corporation
                                                    (building products
                                                    manufacturer)).
Charles R. Nelson(1)    Director     Served for 1   Professor of             112       None
Department of                            year       Economics,
Economics                                           University of
University of                                       Washington, since
Washington                                          January 1976; Ford
Seattle, WA 98195                                   and Louisa Van
(61 years old)                                      Voorhis Professor
                                                    of Political
                                                    Economy, University
                                                    of Washington,
                                                    since September
                                                    1993; Director,
                                                    Institute for
                                                    Economic Research,
                                                    University of
                                                    Washington, since
                                                    September 2001;
                                                    Adjunct Professor
                                                    of Statistics,
                                                    University of
                                                    Washington since
                                                    September 1980;
                                                    Associate Editor,
                                                    Journal of Money
                                                    Credit and Banking,
                                                    since September
                                                    1993; consultant on
                                                    econometric and
                                                    statistical
                                                    matters.
John J.                 New              N/A        Academic Vice            115       Saucony, Inc.
Neuhauser(1)(2)(3)      Nominee                     President and Dean                 (athletic
84 College Road                                     of Faculties since                 footwear).
Chestnut Hill, MA                                   August 1999, Boston
02467-3838                                          College (formerly
(60 years old)                                      Dean, Boston
                                                    College School of
                                                    Management from
                                                    September 1977 to
                                                    September 1999).

                                                                          NUMBER OF
                                                                         PORTFOLIOS
                                                                           IN FUND
                                       TERM OF                             COMPLEX         OTHER
                       POSITION(S)    OFFICE AND         PRINCIPAL       OVERSEEN BY   DIRECTORSHIPS
NAME, ADDRESS           HELD WITH     LENGTH OF        OCCUPATION(S)     TRUSTEE OR       HELD BY
AND AGE                   FUNDS      TIME SERVED*   DURING PAST 5 YEARS    NOMINEE      TRUSTEE***
-------------          -----------   ------------   -------------------  -----------   -------------
Patrick J. Simpson(1)   Director     Served for 3   Lawyer, Perkins          112       None
1211 S.W.                               Years       Coie LLP.
5th Avenue
Suite 1500
Portland, OR 97204
(58 years old)
Thomas E. Stitzel(1)    New              N/A        Business consultant      112       None
2208 Tawny Woods Pl.    Nominee                     since 1999
Boise, ID 83706                                     (formerly Professor
(67 years old)                                      of Finance from
                                                    1975 to 1999 and
                                                    Dean from 1977 to
                                                    1991, College of
                                                    Business, Boise
                                                    State University);
                                                    Chartered Financial
                                                    Analyst.
Thomas C. Theobald(1)   New              N/A        Managing Director,       112       Anixter
27 West Monroe          Nominee                     William Blair                      International
Street,                                             Capital Partners                   (network
Suite 3500                                          (private equity                    support
Chicago, IL 60606                                   investing) since                   equipment
(66 years old)                                      September 1994.                    distributor),
                                                                                       Jones Lang
                                                                                       LaSalle
                                                                                       (real estate
                                                                                       management
                                                                                       services),
                                                                                       MONY
                                                                                       Group (life
                                                                                       insurance)
                                                                                       and Ventas,
                                                                                       Inc.
                                                                                       (healthcare
                                                                                       REIT).

                                                                          NUMBER OF
                                                                         PORTFOLIOS
                                                                           IN FUND
                                       TERM OF                             COMPLEX         OTHER
                       POSITION(S)    OFFICE AND         PRINCIPAL       OVERSEEN BY   DIRECTORSHIPS
NAME, ADDRESS           HELD WITH     LENGTH OF        OCCUPATION(S)     TRUSTEE OR       HELD BY
AND AGE                   FUNDS      TIME SERVED*   DURING PAST 5 YEARS    NOMINEE      TRUSTEE***
-------------          -----------   ------------   -------------------  -----------   -------------
Anne-Lee                New              N/A        Author and speaker       113       Chairman of
Verville(1)(3)          Nominee                     on educational                     the Board,
359 Stickney Hill                                   systems needs                      Enesco Group,
Road                                                (formerly General                  Inc.
Hopkinton, NH 03229                                 Manager, Global                    (designed,
(58 years old)                                      Education Industry                 imported, and
                                                    from 1994 to 1997,                 distributed
                                                    and President,                     giftware and
                                                    Applications                       collectibles).
                                                    Solutions Division
                                                    from 1991 to 1994,
                                                    IBM Corporation
                                                    (global education
                                                    and global
                                                    applications)).
Richard L.              Director     Served for     Chairman/CEO, The        112       The Regence
Woolworth(1)                           12 Years     Regence Group (a                   Group,
100 S.W. Market St.                                 healthcare                         Regence
#1500                                               maintenance                        BlueCross
Portland, OR                                        organization).                     BlueShield of
97207                                                                                  Oregon; NW
(62 years old)                                                                         Natural, a
                                                                                       natural gas
                                                                                       service
                                                                                       provider

INTERESTED NOMINEES

                                                                         NUMBER OF
                                                                        PORTFOLIOS
                                       TERM OF                            IN FUND         OTHER
                       POSITION(S)   OFFICE AND         PRINCIPAL         COMPLEX     DIRECTORSHIPS
NAME, ADDRESS           HELD WITH     LENGTH OF       OCCUPATION(S)     OVERSEEN BY      HELD BY
AND AGE                   FUNDS      TIME SERVED   DURING PAST 5 YEARS    TRUSTEE      TRUSTEE***
-------------          -----------   -----------   -------------------  -----------   -------------
William E.              New             N/A        Managing Partner,        114       Lee
Mayer(1)(2)(4)          Nominee                    Park Avenue Equity                 Enterprises
399 Park Avenue                                    Partners (private                  (print
Suite 3204                                         equity) since                      media), WR
New York, NY 10022                                 February 1999                      Hambrecht +
(63 years old)                                     (formerly Founding                 Co.
                                                   partner,                           (financial
                                                   Development Capital                service
                                                   LLC from November                  provider),
                                                   1996 to February                   First Health
                                                   1999).                             (healthcare)
                                                                                      and the
                                                                                      Reader's
                                                                                      Digest
                                                                                      Association,
                                                                                      Inc.
                                                                                      (publishing).

                                                                         NUMBER OF
                                                                        PORTFOLIOS
                                       TERM OF                            IN FUND         OTHER
                       POSITION(S)   OFFICE AND         PRINCIPAL         COMPLEX     DIRECTORSHIPS
NAME, ADDRESS           HELD WITH     LENGTH OF       OCCUPATION(S)     OVERSEEN BY      HELD BY
AND AGE                   FUNDS      TIME SERVED   DURING PAST 5 YEARS    TRUSTEE      TRUSTEE***
-------------          -----------   -----------   -------------------  -----------   -------------
Joseph R.               New             Vice       Executive Vice           113       None
Palombo(2)(4)           Nominee;      President    President and Chief
245 Summer Street       Vice            since      Operating Officer
Boston, MA 02210        President      January     of CMG since
(50 years old)                          2003       December 2001;
                                                   Director, Executive
                                                   Vice President and
                                                   Chief Operating
                                                   Officer of the
                                                   Adviser since April
                                                   2003 (formerly
                                                   Chief Operations
                                                   Officer of Mutual
                                                   Funds, Liberty
                                                   Financial
                                                   Companies, Inc.
                                                   from August 2000 to
                                                   November, 2001;
                                                   Executive Vice
                                                   President of Stein
                                                   Roe & Farnham
                                                   Incorporated (Stein
                                                   Roe) from April
                                                   1999 to April 2003;
                                                   Director of
                                                   Colonial Management
                                                   Associates, Inc.
                                                   from April 1999 to
                                                   April 2003;
                                                   Director of Stein
                                                   Roe from September
                                                   2000 to April
                                                   2003); President of
                                                   Liberty Funds and
                                                   Galaxy Funds since
                                                   February 2003
                                                   (formerly Vice
                                                   President from
                                                   September 2002 to
                                                   February 2003);
                                                   Manager of Stein
                                                   Roe Floating Rate
                                                   Limited Liability
                                                   Company since
                                                   October 2000
                                                   (formerly Vice
                                                   President of
                                                   Liberty Funds from
                                                   April, 1999 to
                                                   August 2000; Chief
                                                   Operating Officer
                                                   and Chief

                                                                         NUMBER OF
                                                                        PORTFOLIOS
                                       TERM OF                            IN FUND         OTHER
                       POSITION(S)   OFFICE AND         PRINCIPAL         COMPLEX     DIRECTORSHIPS
NAME, ADDRESS           HELD WITH     LENGTH OF       OCCUPATION(S)     OVERSEEN BY      HELD BY
AND AGE                   FUNDS      TIME SERVED   DURING PAST 5 YEARS    TRUSTEE      TRUSTEE***
-------------          -----------   -----------   -------------------  -----------   -------------
                                                   Compliance Officer,
                                                   Putnam Mutual Funds
                                                   from December 1993
                                                   to March 1999).

There is no family relationship between any of the trustees or nominees listed above.
---------------

* Each trustee serves for an indefinite term until the date the trustee resigns, retires or is removed in accordance with the Bylaws of each Fund.

(1) Includes service as a director or trustee of the Columbia Funds (15 funds) and the Liberty Funds (85 funds).

(2) Mr. Lowry, Mr. Neuhauser and Mr. Mayer each serve as director of the Liberty All-Star Funds, currently consisting of two funds, which are advised by an affiliate of the Adviser.

(3) Mr. Neuhauser and Mrs. Verville serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is managed by the Adviser. Mr. Palombo is an interested director of the Columbia Management Hedge Fund, LLC.

(4) "Interested person" as defined by the 1940 Act. Mr. Mayer is an interested person because of his affiliation with WR Hambrecht + Co. WR Hambrecht + Co. is a registered broker-dealer and over the past six months the Trust has, from time to time, used WR Hambrecht + Co. to execute portfolio transactions. Mr. Palombo is an interested person as a director and officer of the Adviser and shareholder of the ultimate parent of the Adviser.

Share Ownership. The following table sets forth the dollar range of shares owned by each trustee and nominee for trustee of the Trust as of July 31, 2003 of (i) each individual Fund and (ii) all of the funds in the Fund Complex:

DISINTERESTED TRUSTEES OR NOMINEES:

                               DOUGLAS A.    JANET LANGFORD   RICHARD W.
NAME OF FUND                     HACKER          KELLY           LOWRY
------------                   ----------    --------------   ----------
CMG Strategic Equity Fund         None            None           None
CMG Small Cap Fund                None            None           None
CMG Small/Mid Cap Fund            None            None           None
CMG International Stock Fund      None            None           None
CMG Short Term Bond Fund          None            None           None
CMG High Yield Fund               None            None           None
CMG Fixed Income Securities
  Fund                            None            None           None
CMG Enhanced S&P 500 Fund         None            None           None
CMG Small Cap Value Fund          None            None           None
CMG Small Cap Growth Fund         None            None           None
CMG Mid Cap Value Fund            None            None           None
CMG Mid Cap Growth Fund           None            None           None
  AGGREGATE DOLLAR RANGE OF
    FUND SHARES IN FUNDS
    OVERSEEN BY DIRECTOR OR
    NOMINEE IN FAMILY OF
    INVESTMENT COMPANIES:     OVER $100,000  OVER $100,000    $1-$50,000

                                         DR. CHARLES R.     JOHN J.
NAME OF FUND                                 NELSON        NEUHAUSER
------------                             --------------    ---------
CMG Strategic Equity Fund                     None           None
CMG Small Cap Fund                            None           None
CMG Small/Mid Cap Fund                        None           None
CMG International Stock Fund                  None           None
CMG Short Term Bond Fund                      None           None
CMG High Yield Fund                           None           None
CMG Fixed Income Securities Fund              None           None
CMG Enhanced S&P 500 Fund                     None           None

                                         DR. CHARLES R.     JOHN J.
NAME OF FUND                                 NELSON        NEUHAUSER
------------                             --------------    ---------
CMG Small Cap Value Fund                      None           None
CMG Small Cap Growth Fund                     None           None
CMG Mid Cap Value Fund                        None           None
CMG Mid Cap Growth Fund                       None           None
  AGGREGATE DOLLAR RANGE OF FUND SHARES
    IN FUNDS OVERSEEN BY DIRECTOR OR
    NOMINEE IN FAMILY OF INVESTMENT
    COMPANIES:                           OVER $100,000   OVER $100,000

                                       PATRICK J.        THOMAS E.
NAME OF FUND                            SIMPSON           STITZEL
------------                           ----------        ---------
CMG Strategic Equity Fund                 None              None
CMG Small Cap Fund                        None              None
CMG Small/Mid Cap Fund                    None              None
CMG International Stock Fund              None              None
CMG Short Term Bond Fund                  None              None
CMG High Yield Fund                       None              None
CMG Fixed Income Securities Fund          None              None
CMG Enhanced S&P 500 Fund                 None              None
CMG Small Cap Value Fund                  None              None
CMG Small Cap Growth Fund                 None              None
CMG Mid Cap Value Fund                    None              None
CMG Mid Cap Growth Fund                   None              None
  AGGREGATE DOLLAR RANGE OF FUND
    SHARES IN FUNDS OVERSEEN BY
    DIRECTOR OR NOMINEE IN FAMILY
    OF INVESTMENT COMPANIES:        $50,001-$100,000  $50,001-$100,000

                                     THOMAS C.    ANNE-LEE   RICHARD W.
NAME OF FUND                         THEOBALD     VERVILLE    WOOLWORTH
------------                         ---------    --------   ----------
CMG Strategic Equity Fund              None         None        None
CMG Small Cap Fund                     None         None        None
CMG Small/Mid Cap Fund                 None         None        None
CMG International Stock Fund           None         None        None
CMG Short Term Bond Fund               None         None        None
CMG High Yield Fund                    None         None        None
CMG Fixed Income Securities Fund       None         None        None

                                     THOMAS C.    ANNE-LEE   RICHARD W.
NAME OF FUND                         THEOBALD     VERVILLE    WOOLWORTH
------------                         ---------    --------   ----------
CMG Enhanced S&P 500 Fund              None         None        None
CMG Small Cap Value Fund               None         None        None
CMG Small Cap Growth Fund              None         None        None
CMG Mid Cap Value Fund                 None         None        None
CMG Mid Cap Growth Fund                None         None        None
  AGGREGATE DOLLAR RANGE OF FUND
    SHARES IN FUNDS OVERSEEN BY
    DIRECTOR OR NOMINEE IN FAMILY
    OF INVESTMENT COMPANIES:       OVER $100,000   NONE*    OVER $100,000

INTERESTED NOMINEES:

                                              WILLIAM E.   JOSEPH A.
NAME OF FUND                                    MAYER       PALOMBO
------------                                  ----------   ---------
CMG Strategic Equity Fund                        None        None
CMG Small Cap Fund                               None        None
CMG Small/Mid Cap Fund                           None        None
CMG International Stock Fund                     None        None
CMG Short Term Bond Fund                         None        None
CMG High Yield Fund                              None        None
CMG Fixed Income Securities Fund                 None        None
CMG Enhanced S&P 500 Fund                        None        None
CMG Small Cap Value Fund                         None        None
CMG Small Cap Growth Fund                        None        None
CMG Mid Cap Value Fund                           None        None
CMG Mid Cap Growth Fund                          None        None
  AGGREGATE DOLLAR RANGE OF FUND SHARES IN
    FUNDS OVERSEEN BY DIRECTOR OR NOMINEE IN
    FAMILY OF INVESTMENT COMPANIES:              NONE        NONE

---------------

* Because Ms. Verville's share ownership in the Liberty Funds is held through her deferred compensation plan, her ownership is not required to be disclosed.

As of July 31, 2003, none of the disinterested trustees or nominees or members of their immediate families owned any securities of the Adviser or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser.

COMPENSATION OF TRUSTEES

Each disinterested trustee currently receives an annual aggregate fee of $30,000 for his services as a director of the Columbia Funds and trustee of the Trust, plus an additional $4,000 for each regular board meeting attended and $1,000 for each special board meeting attended, and is reimbursed for expenses incurred in attending all meetings. Each disinterested trustee also receives $500 for each board committee meeting in which the trustee participates. Each disinterested trustee serving on the Audit Committee (other than any chairman of the Audit Committee) is entitled to an additional annual aggregate fee in the amount of $1,000 for his services in this capacity, and any chairman of the Audit Committee is entitled to an additional aggregate fee in the amount of $2,000. None of the trustees receives any form of pension or retirement benefit compensation from the Funds. One-third of the foregoing trustees' fees and expenses are allocated equally among the Columbia Funds and the portfolios of the Trust, and the remaining trustees' fees and expenses are allocated in proportion to each fund's average daily net assets for the preceding fiscal quarter. The following table sets forth compensation received by each trustee for 2002 who are standing for reelection. No officer of the Funds received any compensation from the Funds in 2002.

                                    PATRICK J.   RICHARD L.   DR. CHARLES R.
AGGREGATE COMPENSATION FROM FUND     SIMPSON     WOOLWORTH        NELSON
--------------------------------    ----------   ----------   --------------
CMG Strategic Equity Fund            $   782      $   782        $      0
CMG Small Cap Fund                   $ 1,942      $ 1,942        $      0
CMG Small/Mid Cap Fund               $   435      $   435        $      0
CMG International Stock Fund         $   155      $   155        $      0
CMG Short Term Bond Fund             $   973      $   973        $      0
CMG High Yield Fund                  $ 2,362      $ 2,362        $      0
CMG Fixed Income Securities Fund     $   187      $   187        $      0
CMG Enhanced S&P 500 Fund            $     0      $     0        $      0
CMG Small Cap Value Fund             $     0      $     0        $      0
CMG Small Cap Growth Fund            $     0      $     0        $      0
CMG Mid Cap Value Fund               $     0      $     0        $      0
CMG Mid Cap Growth Fund              $     0      $     0        $      0
  TOTAL COMPENSATION FROM FUND
    COMPLEX(1)(2)                    $57,000      $57,000        $120,182

---------------

(1) These amounts reflect the total compensation paid to each trustee for his service (i) as a trustee of the Trust for the fiscal year ended October 31, 2002 and (ii) as a director of the 15 Columbia Funds for the calendar year ended December 31, 2002, which is the most recently completed fiscal year for each of the Columbia Funds. The CMG Enhanced S&P 500, Small Cap Value, Small Cap Growth, Mid Cap Value, and Mid Cap Growth Funds were not in existence as of October 31, 2002. Dr. Nelson was elected as a trustee of each of the Columbia Funds in July 2002. Dr. Nelson was elected as a trustee of the CMG Fund Trust on January 27, 2003 and received no compensation from the CMG Fund Trust in 2002. Messrs. Woolworth and Simpson did not receive compensation from any of the Liberty Funds in 2002.

(2) Dr. Nelson's total compensation includes compensation for his service in 2002 as an independent trustee of Liberty Funds.

Upon approval of proposal 1, each disinterested trustee of the Trust will be compensated for his or her services as a trustee and director of the Trust, the Columbia Funds and the Liberty Funds. For such services, each disinterested director and trustee will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint board meeting in 2003 (increasing to $9,600 in 2004) and $1,000 for each special telephonic joint board meeting. Each director and trustee will be reimbursed for expenses incurred in attending all meetings. The chair of the Audit Committee will receive an annual retainer of $10,000 and the chairs of each of the Contracts Committee and the Governance Committee will receive an annual retainer of $5,000. Committee members will receive compensation of $2,000 for each meeting of the Audit Committee and $1,500 for each meeting of the other committees. This compensation schedule is now in effect for the trustees of the Liberty Funds, and it is not expected to change as a result of the combination of the Liberty Funds' boards with the Board of the Trust. The aggregate amount of compensation to be paid to each of the Trust's trustees will be more than the amount of compensation paid now. However, it is expected that each Fund will pay less to each trustee on a pro rata basis than if there were no combination.

                                 REQUIRED VOTE

If a quorum of shareholders is present for the Trust at the Special Meeting, the twelve nominees for election as trustees who receive the greatest number of votes cast at the Special Meeting will be elected trustees of the Trust. If your shares are represented at the meeting but you give no voting instructions, your shares will be voted FOR all nominees named herein. The shareholders of all the Funds will vote together as a single group for electing the trustees. If the nominees are not approved by shareholders, the Board will consider what further action should be taken.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES UNDER PROPOSAL 1.

                           INFORMATION ON THE TRUST'S
                            INDEPENDENT ACCOUNTANTS

The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the trustees of the investment company who are not interested persons of the investment company or its investment adviser.

The Board of Trustees, including a majority of the independent trustees, has selected PricewaterhouseCoopers LLP to be the Trust's independent public accountants to audit and certify each Fund's financial statements for the fiscal year ended July 31, 2003.

The independent accountants examine annual financial statements for the Funds and provide other non-audit and tax-related services to the Funds. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

PricewaterhouseCoopers LLP has no direct or material indirect financial interest in any Fund or in the Adviser, other than receipt of fees for services to the Funds and the Adviser. PricewaterhouseCoopers LLP or one of its predecessors has been the independent public accountants for the Trust since 1993.

FEES PAID TO PRICEWATERHOUSECOOPERS LLP

Audit Fees. For the fiscal years ended October 31, 2001 and October 31, 2002, respectively, the approximate fee for professional services rendered for the audit of the annual financial statements of each of the Funds were as follows:

FUND NAME                                      2002       2001
---------                                    --------   --------
CMG Strategic Equity Fund..................  $ 23,700   $  5,000
CMG Small/Mid Cap Fund.....................  $ 23,300   $ 19,000
CMG Small Cap Fund.........................  $ 24,800   $ 20,500
CMG International Stock Fund...............  $ 28,100   $ 22,500
CMG Short Term Bond Fund...................  $ 23,400   $ 17,500
CMG Fixed Income Securities Fund...........  $ 27,600   $ 21,500
CMG High Yield Fund........................  $ 20,700   $ 15,000
CMG Enhanced S&P 500 Fund..................  $      0   $      0
CMG Small Cap Value Fund...................  $      0   $      0
CMG Small Cap Growth Fund..................  $      0   $      0
CMG Mid Cap Value Fund.....................  $      0   $      0
CMG Mid Cap Growth Fund....................  $      0   $      0
TOTAL AUDIT FEES...........................  $171,600   $121,000

Audit-Related Fees. For the fiscal years ended October 31, 2001 and October 31, 2002, PricewaterhouseCoopers was not paid any audit-related fees.

Tax Fees. For the fiscal years ended October 31, 2001 and October 31, 2002, PricewaterhouseCoopers LLP was paid approximately $32,400 and $21,700, respectively, for tax-related services rendered to the Funds. These amounts include services for tax reporting and documentation, tax compliance and tax advice.

All Other Fees. For the fiscal years ended October 31, 2001 and October 31, 2002, PricewaterhouseCoopers LLP was paid approximately $-0- and $48,000, respectively, for all other services rendered to the Funds. These services included non-audit procedures performed upon the conversion of the Funds' accounting system. In addition, for the fiscal years ended October 31, 2001 and October 31, 2002, PricewaterhouseCoopers LLP was paid approximately $84,000 and $239,000, respectively, for all other services rendered to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds. These fees primarily relate to the audits of the Funds' Adviser and distributor and required internal control reports for the Funds' transfer agent. During 2002 the Funds changed their transfer agent and distributor and the fees paid by those additional entities are included above.

Audit Committee's Pre-Approval Policies and Procedures. The Trust's Audit Committee adopted a Policy for Engagement of Independent Auditors For Audit and Non-Audit Services on July 30, 2003 (the "Policy") which establishes the policies and procedures for pre-approval of audit and non-audit services provided to any Fund, its Adviser and certain of its Adviser's affiliates by the Trust's independent auditors. The Policy uses a combination of specific and general pre-approval procedures.

On a yearly basis, at a regularly scheduled meeting of the Audit Committee, each Fund's Chief Financial Officer or Treasurer submits to the committee schedules of the types of services to be provided for the next fiscal year that are subject to general pre-approval. The schedules provide a description of each type of service that is subject to general pre-approval and, where possible, fee caps for each service. The Audit Committee then reviews and approves the types of services to be provided for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time.

If, subsequent to the approval of the schedules of pre-approved services, the Trust, the Adviser or an Adviser affiliate determines that it would like to engage the independent auditors to perform a service not included on the pre-approved schedule, the Trust will need specific approval. The Trust's management is required to provide the Audit Committee a written explanation detailing the proposed engagement and why the work is being proposed to be performed by the independent auditor. The Fund's Chief Financial Officer or Treasurer is required to arrange for a discussion of the proposed service at the next scheduled Audit Committee meeting. In the event timing for the project is critical and needs to be considered before the next meeting of the Audit Committee, a pre-designated committee member may approve or deny the request on behalf of the Audit Committee. In the pre-designated member's discretion, a special meeting of the Audit Committee may be called to consider the proposal. In any case, the independent auditor may not commence any such project unless and until specific approval has been given.

Because the Audit Committee's pre-approval policies and procedures were implemented after the completion of the audit for the last fiscal year, none of the non-audit fees described above was pre-approved by the Audit Committee. The Adviser and Trust's Audit Committee considered whether these non-audit services were compatible with maintaining the independence of PricewaterhouseCoopers LLP in its audit of the Funds. PricewaterhouseCoopers LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Trust's Audit Committee in a letter dated April 22, 2003 that they are independent accountants (within the meaning of federal securities laws) with respect to the Fund.

                        EXECUTIVE OFFICERS OF THE TRUST

The officers of the Trust are listed below, together with their addresses, ages and principal business occupations. The officers hold office indefinitely, except that any officer may resign or may be removed by a vote of a majority of the directors at any regular meeting or special meeting of the directors. All officers are "interested persons" as defined by the 1940 Act and receive no fees or salaries from any of the Funds in the Trust. Unless stated otherwise, the business address of each officer is 1300 SW Sixth Avenue, Portland, Oregon 97201.

                            POSITION(S)
                             HELD WITH     LENGTH OF TIME      PRINCIPAL OCCUPATION(S)
NAME AND AGE                   FUNDS           SERVED            DURING PAST 5 YEARS
------------                -----------  -------------------  --------------------------
Vicki L. Benjamin (42)      Vice         Since July 2003      Controller of the Liberty
One Financial Center        President                         Funds and of the Liberty
Boston, MA 02111            and                               All- Star Funds since May
                            Principal                         2002; Chief Accounting
                            Accounting                        Officer of the Liberty
                            Officer                           Funds and Liberty All-Star
                                                              Funds since June 2001;
                                                              Controller and Chief
                                                              Accounting Officer of the
                                                              Galaxy Funds since
                                                              September 2002 (formerly
                                                              Vice President, Corporate
                                                              Audit, State Street Bank
                                                              and Trust Company from May
                                                              1998 to April 2001; Audit
                                                              Manager from July 1994 to
                                                              June 1997; Senior Audit
                                                              Manager from July 1997 to
                                                              May 1998, Coopers &
                                                              Lybrand, LLP).
J. Kevin Connaughton (39)   Chief        Since December 2002  Treasurer of Liberty
245 Summer Street           Financial                         Funds, Liberty All-Star
Boston, MA 02110            Officer                           Funds, Stein Roe Funds and
                                                              Galaxy Funds; Senior Vice
                                                              President of Liberty Funds
                                                              Group LLC. Prior to his
                                                              current positions, Mr.
                                                              Connaughton was Controller
                                                              of Liberty Funds, Liberty
                                                              All-Star Funds and Stein
                                                              Roe Funds; Vice President
                                                              of Liberty Funds Group LLC
                                                              and Colonial Management
                                                              Associates, Inc.; Senior
                                                              Tax Manager, Coopers &
                                                              Lybrand LLP.

                            POSITION(S)
                             HELD WITH     LENGTH OF TIME      PRINCIPAL OCCUPATION(S)
NAME AND AGE                   FUNDS           SERVED            DURING PAST 5 YEARS
------------                -----------  -------------------  --------------------------
Jeff B. Curtis (49)         President    3 Years              Managing Director,
                            and                               Executive Vice President
                            Assistant                         and Chief Operating
                            Secretary                         Officer-West Coast of the
                                                              Adviser. Prior to his
                                                              current positions with the
                                                              Adviser, Mr. Curtis was
                                                              President, Senior Vice
                                                              President and General
                                                              Counsel of the Adviser.
                                                              Mr. Curtis is also
                                                              currently the President of
                                                              Columbia Trust Company and
                                                              Columbia Financial Center
                                                              Incorporated, affiliates
                                                              of the Adviser.
Richard J. Johnson (45)     Chief        Since January 2003   Head of Equities/Portland
                            Investment                        and Senior Vice President
                            Officer and                       of the Adviser; Chief
                            Senior Vice                       Investment Officer and
                            President                         Senior Vice President of
                                                              Columbia Trust Company.
                                                              Prior to his current
                                                              positions with the
                                                              Adviser, Mr. Johnson was
                                                              Chief Investment Officer
                                                              and Vice President of the
                                                              Adviser.

                            POSITION(S)
                             HELD WITH     LENGTH OF TIME      PRINCIPAL OCCUPATION(S)
NAME AND AGE                   FUNDS           SERVED            DURING PAST 5 YEARS
------------                -----------  -------------------  --------------------------
Joseph R. Palombo (50)      Vice         Since January 2003   Executive Vice President
One Financial Center        President                         and Chief Operating
Boston, MA 02111                                              Officer of Columbia
                                                              Management Group, Inc.
                                                              (the parent of the
                                                              Adviser) since December
                                                              2001; Director, Executive
                                                              Vice President and Chief
                                                              Operating Officer of the
                                                              Adviser since April 2003;
                                                              (formerly Chief Operations
                                                              Officer of Mutual Funds,
                                                              Liberty Financial
                                                              Companies, Inc. from
                                                              August 2000 to November,
                                                              2001; Executive Vice
                                                              President of Stein Roe &
                                                              Farnham Incorporated
                                                              (Stein Roe) from April
                                                              1999 to April 2003;
                                                              Director of Colonial
                                                              Management Associates,
                                                              Inc. from April 1999 to
                                                              April 2003; Director of
                                                              Stein Roe from September
                                                              2000 to April 2003);
                                                              President of Liberty Funds
                                                              since February 2003;
                                                              Manager of Stein Roe
                                                              Floating Rate Limited
                                                              Liability Company since
                                                              October 2000 (formerly
                                                              Vice President of Liberty
                                                              Funds from April, 1999 to
                                                              August 2000; Chief
                                                              Operating Officer and
                                                              Chief Compliance Officer,
                                                              Putnam Mutual Funds from
                                                              December 1993 to March
                                                              1999).
Mark A. Wentzien (43)       Secretary    3 Years              Vice President of the
                                                              Adviser. Prior to his
                                                              current positions, Mr.
                                                              Wentzien was Associate
                                                              Counsel of the Adviser.

If proposal 1 is approved, the Adviser will recommend the combined board appoints the following individuals as officers of the Funds to conform to the officers of the Liberty Funds: Joseph Palombo as President, Kevin Connaughton as Treasurer, Vicki Benjamin as Chief Accounting Officer and Michael Clarke as Controller. Mark Wentzien will remain as Secretary until a successor is appointed.

                             ADDITIONAL INFORMATION

The transfer and dividend crediting agent for the Funds is Liberty Funds Services, Inc., One Financial Center, Boston, Massachusetts 02111.

State Street Bank & Trust Co., Lafayette Corporate Center, 2 Avenue de Lafayette, Boston, Massachusetts 02111-1724, acts as general custodian for assets of the Trust, including custody of foreign securities acquired by those Funds that invest in foreign securities.

The Adviser is the Funds' administrator and provides certain administrative services to the Funds pursuant to a Pricing, Bookkeeping and Fund Administration Agreement.

                OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING
                           AND SHAREHOLDER PROPOSALS

Although the Notice of Special Meeting of Shareholders provides for the transaction of any other business that properly comes before the meeting, the Board of Trustees has no knowledge of any matters to be presented at the meeting other than the matters described in this Proxy Statement. The enclosed proxy, however, gives discretionary authority to the proxy holders to vote in accordance with their judgment if any other matters are presented.

The Trust's Bylaws do not require it or any Fund to hold an annual meeting of shareholders. A Fund will be required, however, to call special meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of, among other matters, new investment advisory contracts or changes in the Fund's fundamental policies, such as its investment objective or investment restrictions.

Because the Trust does not hold regular meetings of the Funds' shareholders, the anticipated date of the next shareholders meeting cannot be provided. Shareholders who wish to submit a proposal for consideration at a meeting of shareholders must deliver notice of the proposal within a reasonable time before the Trust mails its proxy materials. As of August 1, 2003, the Trust had not received any shareholder proposals and thus none is included in these proxy materials.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THEIR PROXY CARDS IN THE ENCLOSED

POSTAGE-PAID ENVELOPE, OR TO VOTE BY TELEPHONE BY FOLLOWING THE ENCLOSED INSTRUCTIONS.

                                     By Order of the Board of Trustees,

                                     -s- MARK A. WENTZIEN
                                     Mark A. Wentzien
                                     Secretary

Portland, Oregon
August 27, 2003

                      (This page intentionally left blank)

                                                                       EXHIBIT A

                      PRINCIPAL SHAREHOLDERS OF THE FUNDS

As of August 21, 2003, each trustee and all officers and trustees as a group, owned of record or beneficially less than 1% of the outstanding shares of each Fund.

As of August 21, 2003, to the knowledge of the Funds, no person owned of record or beneficially more than 5% of the outstanding shares of any Fund except the following record owners:

CMG SMALL CAP FUND

                                              PERCENT OF SHARES HELD
NAME AND ADDRESS                                AT AUGUST 21, 2003
----------------                              ----------------------
Wells Fargo Minnesota NA PF#640                       16.30%
Farm Credit Consol Master Trust
12072461
Mutual Fund Dept
733 Marquette Ave Mac N9306 036
Minneapolis MN 55479-0001
Northern Trust Company PF#425                          8.24%
IHC Pension Plan
22-07739
50 S LaSalle Street
Chicago IL 60675-0001
State Street Bank PF#426                               6.91%
FBO Children's Medical Center
Dallas
12578571
7th Floor
200 Newport Ave
North Quincy MA 02171-2145
Wells Fargo Bank PF#302                                6.20%
Mastercard International Pens Pl
#215113
Mutual Funds Dept
PO Box 63050
San Francisco CA 94163-0001

                                              PERCENT OF SHARES HELD
NAME AND ADDRESS                                AT AUGUST 21, 2003
----------------                              ----------------------
MAC & CO PF#424                                        5.90%
Iowa Health Board Designated Fd
IWFF1110022
Mutual Fund Operations
PO Box 3198
Pittsburgh PA 15230-3198

CMG SMALL/MID CAP FUND

                                              PERCENT OF SHARES HELD
NAME AND ADDRESS                                AT AUGUST 21, 2003
----------------                              ----------------------
Wells Fargo Bank MN NA PF #255                        11.29%
Longview Fibre Co Pension Tr Fd
#4500016001
Mutual Funds Dept
733 Marquette Ave MAC N9306-036
Minneapolis MN 55479-0001
Union Bank Tr Nominee PF #85                          10.59%
Western Council WCIW TOC PEN FD
#311-66087
PO Box 85484
San Diego CA 92186-5484
Union Bank Tr Nominee PF #124                         10.47%
Lumber Industry Pension Fund
#311-23347
PO Box 85484
San Diego CA 92186-5484
US Trust Company NA PF#256                             8.40%
Oregon Community Foundation
#75272503
4380 SW Macadam Ste 450
Portland OR 97239-6407
Union Bank Tr Nominee PF #20                           8.26%
Freightliner Corp Pension Plan
#6749712001
PO Box 85484
San Diego CA 92186-5484

                                              PERCENT OF SHARES HELD
NAME AND ADDRESS                                AT AUGUST 21, 2003
----------------                              ----------------------
MAC & CO                                               8.04%
A/C MNFF1230012
Micron Foundation - SMID
PO Box 3198
Pittsburgh PA 15230-3198
Key Trust Company PF #54                               7.31%
Oregon Washington Carpenters
Employers Pension Trust Fund
#40204400180382
PO Box 94871
Cleveland OH 44101-4871
USB FBO PF#384                                         6.21%
Trimet Pension Trust - CNC Smid
97310319
PO Box 1787
Milwaukee WI 53201-1787
Bank of New York PF#53                                 5.87%
Oregon Sheet Metal Worker Pen Tr
#276698
Master Trust/Master Custody Div
One All Street 25th Fl
New York NY 10286-0001
Wells Fargo Bank MN NA PF #42                          5.24%
Lumber Emp & West Coun -
LPIW PEN
Mutual Funds Dept
733 Marquette Ave
MAC N9306-036
Minneapolis MN 55479-0001

CMG INTERNATIONAL STOCK FUND

                                              PERCENT OF SHARES HELD
NAME AND ADDRESS                                AT AUGUST 21, 2003
----------------                              ----------------------
Fleet National Bank                                   48.63%
FBO Liberty Omnibus R/R
Attn: Various Accts
PO Box 92800
Rochester NY 14692-8900
Fleet National Bank                                   11.06%
FBO Liberty Omnibus C/R
Attn: Various Accts
PO Box 92800
Rochester NY 14692-8900
Fleet National Bank                                   10.24%
FBO Liberty Omnibus C/C
Attn: Various Accts
PO Box 92800
Rochester NY 14692-8900
Union Bank Tr Nominee PF #124                          9.81%
Lumber Industry Pension Fund
#311-23347
PO Box 85484
San Diego CA 92186-5484
Union Bank Tr Nominee PF #20                           8.66%
Freightliner Corp Pension Plan
#6749712001
PO Box 85484
San Diego CA 92186-5484

CMG STRATEGIC EQUITY FUND

                                              PERCENT OF SHARES HELD
NAME AND ADDRESS                                AT AUGUST 21, 2003
----------------                              ----------------------
Meyer Memorial Trust                                  11.19%
c/o Wayne Pierson
1515 SW 5th Ave Ste 500
Portland OR 97201-5450

                                              PERCENT OF SHARES HELD
NAME AND ADDRESS                                AT AUGUST 21, 2003
----------------                              ----------------------
USB FBO PF #89                                         9.17%
Willamette University
97303871
PO Box 1787
Milwaukee WI 53201-1787
USB FBO PF #335                                        8.46%
Tri-Met Pension Trust
97310313
Milwaukee WI 53201-1787
Board of Trustees of the                               8.00%
Intermountain Retail Store
FBO Intermountain Retail
Store Emp PF#0186
Pension Plan Attn: Richard Hepner
201 Queen Anne Ave N Ste 100
Seattle WA 98109-4824

CMG SHORT TERM BOND FUND

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Pacificorp Environmental                               25.50%
Remediation Company PF #549
825 NE Multnomah Ste 1900
Portland OR 97232-2151
Marshall & Ilsley Trust Company                        17.75%
FBO LSI Logic Inc
Attn: Ms Becky McKendry TR-11
1000 N Water St 14th Floor
Milwaukee WI 53202-6648
Fleet National Bank                                     8.82%
FBO Liberty Omnibus C/C
Attn: Various Acts
PO Box 92800
Rochester NY 14692-8900

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Andrew Honzel PF#520                                    6.19%
Beverly Honzel
12929 SW Forest Meadows
Lake Oswego OR 97034-1593
Honzel Ltd Partnership PF #521                          5.70%
12929 SW Forest Meadows
Lake Oswego OR 97034-1593

CMG FIXED INCOME SECURITIES FUND

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Bank of New York PF#379                                32.15%
FBO Local Union 191 IBEW
Joint Trust Funds #771305
Master Trust/Master Custody Div
One Wall St 25th Flr
New York NY 10286-0001
Fleet National Bank                                    18.50%
FBO Liberty Omnibus C/C
Attn: Various Accts
PO Box 92800
Rochester NY 14692-8900
US Bancorp NA FBO                                      11.92%
J Jerry Inskeep Jr Rollover IRA
A/C 19-0000530
PO Box 1787
Milwaukee WI 53201-1787
The Sherwood Trust -- Fxd PF#338                        9.90%
61007859335
PO Box 1855
Walla Walla WA 99362-0035

CMG HIGH YIELD FUND

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Comerica Bank PF #326                                   9.90%
Carpenters Pens Tr Fund for S Ca
0201100-0714425
M/C 3464
PO Box 75000
Detroit MI 48275-0001
Wells Fargo Bank PF#695                                 9.30%
Rocky Mountain UFCW
Unions & Empl
Pen Plan 1142163509
1740 Broadway
MAC# C7301-022
Denver CO 80274-0001
Covenant Benevolent Institution                         7.87%
5145 N California Ave
Chicago IL 60625-3661
Fleet National Bank                                     6.74%
FBO Liberty Omnibus C/C
Attn: Various Accts
PO Box 92800
Rochester NY 14692-8900
Fleet National Bank                                     5.26%
FBO Liberty Omnibus R/R
Attn: Various Accts
PO Box 92800
Rochester NY 14692-8900

CMG ENHANCED S&P 500 FUND

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Fleet National Bank                                    59.30%
FBO CMC Omnibus C/R
Attn Various Accts
PO Box 92800
Rochester NY 14692-8900

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Fleet National Bank                                    40.70%
FBO CMC Omnibus C/C
Attn Various Accts
PO Box 92800
Rochester NY 14692-8900

CMG SMALL CAP VALUE FUND

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Fleet National Bank                                    65.08%
FBO CMC Omnibus R/R
Attn Various Accts
PO Box 92800
Rochester NY 14692-8900
Fleet National Bank                                    18.73%
FBO CMC Omnibus C/R
Attn Various Accts
PO Box 92800
Rochester NY 14692-8900
Fleet National Bank                                    16.18%
FBO CMC Omnibus C/C
Attn Various Accts
PO Box 92800
Rochester NY 14692-8900

CMG SMALL CAP GROWTH FUND

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Fleet National Bank                                    78.47%
FBO CMC Omnibus R/R
Attn Various Accts
PO Box 92800
Rochester NY 14692-8900

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Fleet National Bank                                    16.36%
FBO Liberty Omnibus C/C
Attn Various Accounts
PO Box 92800
Rochester NY 14692-8900
Fleet National Bank                                     5.16%
FBO CMC Omnibus C/R
Attn Various Accts
PO Box 92800
Rochester NY 14692-8900

CMG MID CAP VALUE FUND

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Fleet National Bank                                    56.86%
FBO CMC Omnibus C/R
Attn Various Accounts
PO Box 92800
Rochester NY 14692-8900
Fleet National Bank                                    25.74%
FBO CMC Omnibus C/C
Attn Various Accts
PO Box 92800
Rochester NY 14692-8900
Fleet National Bank                                    17.38%
FBO CMC Omnibus R/R
Attn Various Accts
PO Box 92800
Rochester NY 14692-8900

CMG MID CAP GROWTH FUND

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Fleet National Bank                                    59.26%
FBO CMC Omnibus C/R
Attn Various Accts
PO Box 92800
Rochester NY 14692-8900
Fleet National Bank                                    20.51%
FBO CMC Omnibus R/R
Attn: Various Accts
PO Box 92800
Rochester NY 14692-8900
Fleet National Bank                                    20.21%
FBO CMC Omnibus C/C
Attn Various Accts
PO Box 92800
Rochester NY 14692-8900

                      (This page intentionally left blank)

This proxy is solicited on behalf of the Board of Trustees of the Trust. The Trust's Board of Trustees recommends that you vote IN FAVOR of the Proposal. This proxy, when properly executed, will be voted in the manner directed herein and absent direction will be voted "FOR" each item below. This proxy will be voted in accordance with the holder's best judgment as to any other matter.

PLEASE MARK VOTES AS IN THIS EXAMPLE:

1.  Election of Trustees: To elect 12 trustees to the Trust:

01. Douglas A. Hacker   02. Janet Langford Kelly   03. Richard L. Lowry      FOR  WITHHOLD
04. William E. Mayer    05. Dr. Charles R. Nelson  06. John J. Neuhauser     ALL    ALL
07. Joseph A. Palombo   08. Patrick J. Simpson     09. Thomas E. Stitzel     [ ]    [ ]
10. Thomas C. Theobald  11. Anne-Lee Verville      12. Richard L. Woolworth

[ ]
  -----------------------------------------------------------
    For all nominees except as noted
                   above

To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line provided.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    Mark box at right for address change and
                                    note new address at left.  [ ]
                                    Please mark, sign, date and return this
                                    proxy promptly using the enclosed
                                    envelope.
                                    Note:  Please sign exactly as your name
                                    appears on this proxy card. When signing
                                    as executor, administrator, attorney,
                                    trustee, guardian, or as custodian for a
                                    minor, please give your full title as
                                    such. If you are signing for a
                                    corporation, please sign the full
                                    corporate name and indicate the signer's
                                    office. If the shareholder is a partner,
                                    please sign in the partnership's name.
                                    For a joint account, either party may
                                    sign, but the name of the party signing
                                    should conform exactly to a name on the
                                    proxy card.
----------------------------------
Signature
----------------------------------
Signature (if held jointly)
----------------------------------
Date

                              PLEASE VOTE PROMPTLY

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates: you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jeff B. Curtis, and Mark A. Wentzien proxies of the signers, with power of substitution, to vote at the Special Meeting of Shareholders to be held in Portland, Oregon, on Tuesday, October 7, 2003, and at any adjournments, as specified herein and in accordance with their best judgment, on any other business that may properly come before this meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

                         VOTE YOUR PROXY BY TELEPHONE!

The enclosed proxy statement provides details on important issues affecting your funds. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS.

You can vote your proxies by telephone. It is easy and confidential.

A REMINDER -- if you vote by telephone, you should NOT mail your proxy card.

TELEPHONE VOTING:

- Read the proxy statement.

- With your proxy card available, call toll-free (877) 779-8683.

- When prompted, enter the voter control number located in the upper left corner of your proxy card.

- Follow the instructions provided.

Telephone voting is available 24 hours a day, seven days a week.

If you have questions regarding the meeting agenda or the execution of proxies, call a representative toll-free at (866) 238-4083.

                                                         SHC-43/173P-0803 (8/03)